                                                                  Exhibit 10.9.2

                           SPLIT DOLLAR LIFE INSURANCE
                                    AGREEMENT

THIS AGREEMENT, made and entered into this ___ day of ________, 1998, by and between Alliant Techsystems Inc., a Delaware corporation, with principal offices and place of business in the State of Minnesota (hereinafter referred to as the "Corporation"), and [NAME], an individual residing in the State of Minnesota (hereinafter referred to as the "Employee"),

         WITNESSETH THAT:

         WHEREAS, the Employee is a valued employee of the Corporation; and

         WHEREAS, the Corporation, wishes to assist the Employee with his (or her) personal life insurance program; and

         WHEREAS, the Employee wishes to provide life insurance protection for his (or her) family in the event of his (or her) death, under a policy of life insurance insuring his (or her) life (hereinafter referred to as the "Policy"), which is described in Exhibit A attached hereto and by this reference made a part hereof, and which is issued by Northwestern Mutual Life Insurance Company (hereinafter referred to as the "Insurer"); and

         WHEREAS, the Corporation is willing to pay a portion of the premiums due on the Policy as an additional employment benefit for the Employee, on the terms and conditions hereinafter set forth; and

         WHEREAS, the Corporation is the owner of the Policy and, as such, possesses all incidents of ownership in and to the Policy; and

         WHEREAS, the Corporation wishes to retain such ownership rights, in order to secure the repayment of the amounts which it will pay toward the cash surrender value on the Policy;

         NOW, THEREFORE, in consideration of the premises and of the mutual promises contained herein, the parties hereto agree as follows:

1.       POLICY OWNERSHIP

         The Corporation shall purchase the Policy from the Insurer in the total face amount of [$000,000]. The parties hereto agree that they will take all necessary action to cause the Insurer to issue the Policy, and shall take any further action which may be necessary to cause the Policy to conform to the provisions of this Agreement. The parties hereto agree that the Policy shall be subject to the terms and conditions of this Agreement, of the Executive Life Insurance Agreement between the parties, and of the endorsement to the Policy filed with the Insurer.

         The Corporation shall be the sole and absolute owner of the Policy, and may exercise all ownership rights granted to the owner thereof by the terms of the Policy, except as may otherwise be provided herein.

2.       BENEFICIARY DESIGNATION

         A. Corporation

         Contemporaneously with the execution of this Agreement, the Corporation has executed a corporate beneficiary designation for the Policy, under the form used by the Insurer for such designations, in order to secure the Corporation's recovery of the amount described in Section 3 hereunder. The parties hereto agree to take all action necessary to cause such Corporate beneficiary designation to conform to the provisions of this Agreement.

         B. Employee

         The Employee may select the beneficiary(ies) to receive the portion of policy proceeds to which the Employee is entitled hereunder, by specifying the same in a written notice to the Corporation on the form provided by the Corporation (Exhibit C). Upon receipt of such notice, the Corporation shall execute and deliver to the Insurer the forms necessary to designate the requested person(s) as the beneficiary(ies), to receive the death proceeds of the Policy in excess of the amount to which the Corporation is entitled hereunder. The parties hereto agree to take all action necessary to cause such Employee beneficiary designation to conform to the provision of this Agreement. The Corporation shall not terminate, alter or amend such Employee beneficiary designation without the express written consent of the Employee.

3.       PAYMENT OF POLICY PROCEEDS

         A. Corporation

         As long as this Agreement remains in effect, the Corporation shall have the unqualified right to receive a portion of such Policy equal to the Policy's cash surrender value as of the date of the Employee's death, reduced by any indebtedness against the Policy existing at the death of the Employee (including any interest due on such indebtedness).

         B. Employee's Beneficiary

         As long as this Agreement remains in effect, the death benefit provided under the Policy, if any, shall be paid directly to the Employee's beneficiary or beneficiaries designated by the Corporation at the direction of the Employee, in the manner and in the amount or amounts provided in the beneficiary designation provision of the Policy.

         C. Limitations

         In no event shall the amount payable to the Corporation hereunder exceed the Policy proceeds payable at the death of the Employee. No amount shall be paid from such death benefit to the Employee's beneficiary or beneficiaries designated by the Corporation at the direction of the Employee, until the full amount due the Corporation hereunder has been paid. The parties hereto agree that the beneficiary designation provision of the Policy shall conform to the provisions hereof. It is understood that, while the Employee is employed by the Corporation, the Corporation will make premium payments until the Employee attains age 60. No further payments will be made by the Corporation after that time. The amount of benefit available subsequent to the Employee reaching age 60 will be determined by the actual investment experience in the Policy, however based on current investment projections and mortality tables, sufficient funds should have accumulated to provide full face value of the death benefit up to age 70, and 2/3rds of this amount until age 95, at which point the policy would cease to exit.

4.       SETTLEMENT OPTION

         The Corporation and the Employee's beneficiary may select a settlement option as provided in the Policy at the time of distribution.

5.       CHOICE OF DIVIDEND OPTION(S)

         To the extent the Insurer declares dividends on the Policy, the Corporation shall have the right to choose the option or combination of options it desires from among those offered by the Insurer. The Corporation shall notify the Insurer of its choice.

6.       PREMIUM PAYMENT

         On or before the due date of each Policy premium, or within the grace period provided therein, the Corporation shall pay the full amount to the Insurer.

7.       NOTICE TO EMPLOYEE OF TAXABLE COST

         The Insurer shall furnish Nevin Executive Benefits and Nevin Executive Benefits shall furnish the Corporation an annual report which shall include a statement of the amount of income reportable by the Employee for Federal and State income tax purposes, as a result of the Corporation's payment of the Policy premium. The Insurer has represented to the Corporation that it shall use the Insurer's published rates for individual, initial issue, one-year term policies for determining the taxable amounts to be included in income by the Employee and to be deducted by the Corporation. The Insurer has further represented that such rates are in full compliance with all Internal Revenue Service regulations and/or rulings regarding its intended use by the Employee and the Corporation under this Agreement. The Corporation shall use this information to determine proper withholdings and tax treatment.

8.       PROCEDURE AT EMPLOYEE'S DEATH

         Upon the death of the Employee, while the Policy and this Agreement are in force, the Corporation shall promptly take all reasonable action requested by the Employee's beneficiary(ies), to obtain their portion of the death benefit provided under the Policy.

 9.      LOANS

         The Corporation may pledge or assign the Policy, subject to the terms and conditions of this Agreement, for the sole purpose of securing a loan from the Insurer or from a third party. The amount of such loan, including accumulated interest thereon, shall not exceed the lesser of
         (I) the amount of the premiums on the Policy paid by the Corporation hereunder, or (II) the cash surrender value of the Policy (as determined by the Insurer) as of the date to which premiums have been paid. Interest charges on such loan shall be paid by the Corporation. If the Corporation so encumbers the Policy, other than by a policy loan from the Insurer, then, upon the death of the Employee or upon the election of the Employee hereunder to purchase the Policy from the Corporation, the Corporation shall promptly take all action necessary to secure the release or discharge of such encumbrance.

10.      TERMINATION OF AGREEMENT

         A.       Without Notice

         This Agreement shall terminate, without notice, upon the occurrence of any of the following events:

                  1) the total cessation of the business of the Corporation;

                  2) the bankruptcy, receivership or dissolution of the Corporation;

                  3) performance of the Agreement's terms following the death of the Employee; or

                  4) the Employee's separation from service of the Corporation.

         B. With Notice

         In addition, either party may terminate this Agreement unilaterally and without cause, by written notice to the other party of such intent to terminate the Agreement. Such termination shall be effective as of the date specified in such notice.

         C. Coincident with the Termination of the Executive Life Insurance Agreement

         At the termination of this Agreement, the Executive Life Insurance Agreement between the parties shall also terminate unless otherwise agreed to by the Corporation.

11.      AMENDMENT OR TERMINATION AFTER A CHANGE OF CONTROL

         Notwithstanding anything herein to the contrary, the Corporation reserves the right to amend the provisions of the Agreement and to terminate the Agreement at any time prior to the date of a Change of Control. During the three (3) years following the date of a Change of Control, the provisions of this Agreement may not be amended if the amendment would adversely affect the rights, expectancies, or benefits of the Employee, or his or her assignee, or his or her beneficiary under this Agreement (as in effect immediately prior to the Change of Control) unless the amendment is consented to in writing by the Employee or his or her assignee. The Agreement may be terminated at any time during this three (3) year period if and only if such termination is consented to in writing by the Employee or his or her assignee. The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the benefits and/or assets of the Corporation to assume expressly all of the liabilities and obligations of the Agreement.

         For the purpose of this Agreement, a "Change of Control" shall mean any of the following events:

                  (a) the acquisition by any person or group of beneficial ownership of 20% or more of either the then outstanding stock or the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors, except that (I) no such person or group shall be deemed to own beneficially (1) any securities acquired directly from the Corporation pursuant to a written agreement with the Corporation, or (2) any securities held by the Corporation or a subsidiary (as defined below) or any employee benefit plan (or any related trust) of the Corporation or a subsidiary (as defined below), and (II) no Change of Control shall be deemed to have occurred solely by reason of any such acquisition by a corporation with respect to which, after such acquisition, more than 60% of both the then outstanding common shares of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors are then beneficially owned, directly or indirectly, by the persons who were the beneficial owners of the stock and voting securities of the Corporation immediately before such acquisition, of the then outstanding stock and the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors, as the case may be;

                  (b) individuals who, as the date hereof, constitute the board of directors of the Corporation (the "Incumbent Directors") cease for any reason to constitute at least a majority of the board of directors of the Corporation; provided that any individual who becomes a director after the date hereof whose election, or nomination for election by the Corporation's stockholders was approved by a vote or written consent of at least two-thirds of the directors then comprising the Incumbent Directors shall be considered as though such individual were an Incumbent Director, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Corporation (as such terms are used in Rule 14a-11 under the Securities Exchange Act of 1934, as amended ("1934 Act"); or

                  (c) approval by the stockholders of the Corporation of (I) a merger, reorganization or consolidation with respect to which the individuals and entities who were the respective beneficial owners of the stock and voting securities of the Corporation immediately before such merger, reorganization or consolidation do not, after such merger, reorganization or consolidation, beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding common shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Corporation resulting from such merger, reorganization or consolidation, (II) a liquidation or dissolution of the Corporation or
         (III) the sale or other disposition of all or substantially all of the assets of the Corporation.

                  For purposes of this definition, "person" means such term as used in Securities Exchange Commission ("SEC") Rule 13d-5(b) under the 1934 Act; "beneficial owner" means such term as defined in SEC Rule 13d-3 under the 1934 Act; "group" means such term as defined in Section 13(d) of the 1934 Act; "subsidiary" means a corporation as defined in
         Section 425(f) of the Internal Revenue Code of 1986, as amended ("Code") with the Corporation being treated as the employer corporation for purposes of this definition of subsidiary; and "stock" means the common stock of the Corporation, par value $.01, or any other common stock that the Corporation may issue from time to time.

12.      DISPOSITION OF POLICY UPON TERMINATION OF AGREEMENT

         For thirty (30) days after the date of the termination of this Agreement, the Employee shall have the assignable option to purchase the Policy from the Corporation. The purchase price for the Policy shall be an amount equal to the cash surrender value, including dividend accumulations and the cash value of dividend additions existing in the Policy at the end of the period of which premiums have been paid. If the Policy shall then be encumbered by assignment, policy loan, or otherwise, the Corporation shall either remove such encumbrance, or reduce the sale price to the Employee by the total amount of indebtedness outstanding against the Policy. Upon receipt of such amount, the Corporation shall transfer all of its rights, title and interest in and to the Policy to the Employee or his or her assignee, by the execution and delivery of an appropriate instrument of transfer.

         If the Employee or his or her assignee fails to exercise such option within such thirty (30) day period, then the Corporation may enforce its right to be repaid for the cash surrender value which it paid hereunder by surrendering or canceling the Policy for its cash surrender value, or it may change the beneficiary designation provisions of the Policy, naming itself or any other person or entity as revocable beneficiary thereof, or exercise any other ownership rights in and to the Policy, without regard to the provisions thereof. Thereafter, neither the Employee, his or her assignee nor their heirs, assigns or beneficiaries shall have any further interest in and to the Policy, either under the terms thereof or under this Agreement.

13.      EMPLOYEE'S RIGHT TO ASSIGN INTEREST

         Assignment of any or all of the rights or benefits provided under this Agreement or of any or all of the rights or benefits provided under the Executive Life Insurance Agreement between the parties has significant tax consequences. Therefore, unless otherwise agreed to in writing by the Corporation, the Employee shall not assign any right or benefit provided under this Agreement and any attempt to do so shall be void.

         Upon written consent of the Corporation, an assignment shall be exercisable by the execution and delivery to the Corporation of a written assignment, in substantially the form attached hereto as

         Exhibit B, which shall be attached to the Agreement and by this reference is made a part hereof. Upon receipt of such written assignment, executed by the Employee, and duly accepted by the assignee thereof, the Corporation shall consent thereto in writing, and shall thereafter treat the Employee's assignee as the sole owner of all the Employee's right, title and interest in and to this Agreement, the Policy and the Executive Life Insurance Agreement between the parties. Thereafter, the Employee shall have no right, title or interest in and to this Agreement, the Policy, or the Executive Life Insurance Agreement between the parties, all such rights being vested in and exercisable only by such assignee.

14.      CLAIMS PROCEDURE

         A.       Filing of a claim for benefits.

                  The beneficiary of the Policy shall make a claim for the benefits provided under the Policy and this Agreement by contacting the administrative assistant for Alliant Techsystems Inc. at the following location:

                            Nevin Executive Benefits
                            100 Washington Square
                            Suite 1200
                            Minneapolis, MN 55401
                            (612) 343-2526

                  Nevin Executive Benefits shall contact the Insurer and take all reasonable and necessary actions to assist the beneficiary of the Policy under this Agreement in filing a claim.

         B.       Claim denial.

                  With respect to a claim for benefits under said Policy, the Insurer shall be the entity which reviews and makes decisions on claim denials according to the terms of the Policy.

         C.       Notification to claimant of decisions.

                  Within ninety (90) days after the filing of a claim, the Insurer shall notify the claimant in writing (meeting the requirements of Section 16D hereafter), whether the claim is upheld or denied in whole or in part or shall furnish the claimant a written notice describing the specific circumstances requiring a specified amount of additional time (but not more than one hundred eighty (180) days from the date the claim was filed) to reach a decision on the claim.

         D.       Content of notice.

                  The Insurer shall provide, to any claimant who is denied a claim for benefits, written notice setting forth, in a manner calculated to be understood by the claimant, the following:

                  1)       The specific reason or reasons for the denial;

                  2) Specific reference to pertinent Policy provision or provisions of this agreement on which the denial is based;

                  3) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

                  4) An explanation of the Agreement's claim review procedure, as set forth in Sections 16E and 16F following.

         E.       REVIEW PROCEDURE.

                  The purpose of the review procedure set forth in this Section 16E and Section 16F, following, is to provide a method by which a claimant under the Policy may have a reasonable opportunity to appeal a denial of claim for a full and fair review. To accomplish that purpose, the claimant or his/her duly authorized representative:

                  1) May request a review upon written application to the Insurer;

                  2) May review pertinent Policy and Agreement documentation as provided in Section 22; and

                  3)       May submit issues and comments in writing.

                  A claimant or duly authorized representative shall request a review by filing a written application for review at any time within sixty (60) days after receipt by the claimant of written notice of the denial of the claim.

         F.       DECISION ON REVIEW.

                  A decision on review of a denial of claim shall be made in the following manner:

                  1) The decision on review shall be made by the Insurer, which may, in its discretion, hold a hearing on the denied claim. The Insurer shall make its decision promptly, unless special circumstances (such as the need to hold a hearing) require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but no later than one hundred twenty (120) days after receipt of the request for review.

                  2) The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and include specific references to the pertinent Policy or provisions of the agreement on which the decision is based.

15.      AMENDMENT

         This Agreement may not be amended, altered or modified, except by a written instrument signed by the parties hereto, or their respective successors or assigns, and may not be otherwise terminated except as provided herein.

16.      CONTINUATION

         The Agreement shall be binding upon and inure to the benefit of the Corporation and its successors and assigns, and the Employee, his or her successors, assigns, heirs, executors, administrators and beneficiaries.

17.      NOTICE

         Any notice, consent or demand required or permitted to be given under the provisions of this Agreement shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed to a party hereto, it shall be sent by United States mail, postage prepaid, addressed to such party's last known address as shown on the records of the Corporation. The date of such mailing shall be deemed the date of notice, consent or demand.

18.      GOVERNING LAWS

         This agreement, and the rights of the parties hereunder, shall be governed by and construed in accordance with the laws of the State of Minnesota.

19.      NO CONTRACT OF EMPLOYMENT

         Neither the terms of this Agreement nor the benefits provided hereunder nor the continuance thereof shall be a contract of employment for any employee, and the Corporation shall not be obligated to continue this Agreement. The terms of this Agreement shall not give any employee the right to be retained in the employment of the Corporation.

20.      HEADINGS

         Headings at the beginning of sections are for convenience of reference, shall not be considered part of this Agreement, and shall not influence its construction. The provisions of this Agreement shall be construed as a whole in such manner as to carry out the provisions thereof and shall not be construed separately without relation to the context. Notwithstanding anything to the contrary, if any provision of this Agreement shall be held illegal or invalid for any reason, such determination shall not affect the remaining provisions of this Agreement.

21.      INSURER

         This Insurer is located and may be contacted at the following address:

                         Northwestern Mutual Life Insurance Company
                         720 East Wisconsin Avenue
                         Milwaukee, WI 53202
                         (414) 271-1444

22.      POLICY REVIEW

         A copy of the Policy and this Agreement may be reviewed by the Employee, his or her beneficiary(ies) or his or her assignees during normal working hours at the following address:

                         Alliant Techsystems Inc.
                         600 Second Street Northeast
                         Hopkins, MN 55343

         A copy of the Policy and this Agreement may be obtained by the Employee, his or her beneficiary(ies) or his or her assignee at a reasonable cost to such person.

23.      FRINGE BENEFIT ONLY

         The benefit provided by this Agreement is a fringe benefit only. The Employee has no option to take cash from the Corporation in lieu of this benefit. This benefit is not being provided in lieu of a raise or bonus, or as part of a salary reduction program. This benefit shall not be treated as compensation for purposes of any retirement plan of the Corporation.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, in duplicate, as of the day and year first above written.


                                     ALLIANT TECHSYSTEMS INC.

                                     By
                                            ------------------------------
                                            Vice President Human Resources



                                            ------------------------------
                                            [NAME]

                                    EXHIBIT A


         THE FOLLOWING LIFE INSURANCE POLICY IS SUBJECT TO THE ATTACHED SPLIT DOLLAR LIFE INSURANCE AGREEMENT:




Insurer                    ____________________________________________________

Insured                    ____________________________________________________

Policy Number              ____________________________________________________

Face Amount                ____________________________________________________

Dividend Option            ____________________________________________________

Date of Issue              ____________________________________________________

                                    EXHIBIT B

       IRREVOCABLE ASSIGNMENT OF SPLIT DOLLAR LIFE INSURANCE AGREEMENT AND
                      EXECUTIVE LIFE INSURANCE AGREEMENTS


THIS ASSIGNMENT, dated this ________ day of _____________, 19____,

WITNESS THAT:

WHEREAS, the undersigned (the "Assignor") is the Employee party to that certain Split Dollar Life Insurance Agreement and Executive Life Insurance Agreement (the "Agreements"), dated as of __________________, by and between the undersigned and Alliant Techsystems, Inc. (the "Corporation"), which Agreements confer upon the undersigned certain rights and benefits with regard to one or more policies of insurance insuring the Assignor's life; and

WHEREAS, pursuant to the provisions of said Agreements, the Assignor retained the right, exercisable after written consent of the Corporation by the execution and delivery to the Corporation of a written form of assignment, to absolutely and irrevocably assign all of the Assignor's right, title, and interest in and to said Agreements; and the policies of insurance insuring the Assignor's life; to an assignee;

WHEREAS, the Assignor desires to exercise said right; and

WHEREAS, the Corporation, by signing this instrument consents to such assignment;

NOW, THEREFORE, the Assignor, without consideration, and intending to make a gift, hereby absolutely and irrevocably assigns, gives, grants, and transfer to __________________________, (the "Assignee") all of the Assignor's right, title and interest in and to the Agreements, and said policies of insurance intending that, from and after this date, the Agreements be solely between the Corporation and the Assignee and that hereafter, the Assignor shall neither have nor retain any right, title, or interest therein.





                                         ------------------------------
                                                   Assignor

                            ACCEPTANCE OF ASSIGNMENT


The undersigned Assignee hereby accepts the above assignment of all right, title, and interest of the Assignor therein in and to the Agreements and the policies of insurance on the life of the Assignor, by and between such Assignor and the Corporation, and the undersigned hereby agrees to be bound by all of the terms and conditions of said Agreements, and policies of life insurance on the life of the Assignor, as if the original employee party thereto.


                                             ------------------------------
                                                      Assignee

Dated: _________________






                              CONSENT TO ASSIGNMENT


The undersigned Corporation hereby consents to the foregoing assignment of all of the right, title, and interest of the Assignor in and to the Agreement the policies of insurance on the life of the Assignor, by and between the Assignor and the Corporation, to the Assignee designated therein. The undersigned Corporation hereby agrees that, from and after the date hereof, the undersigned Corporation shall look solely to such Assignee for the performance of all obligations under said Agreements, and policies of insurance on the life of the Assignor where were heretofore the responsibility of the Assignor to be exercised only by said Assignee, and shall hereafter treat said Assignee in all respects as if the original employee party thereto.


                                             ------------------------------



                                             By
                                                 ------------------------------
                                                 Secretary, Board of Directors


Dated: _____________